Exhibit 99.2




                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of BF Enterprises, Inc. a Delaware corporation (the "Company"), does hereby certify that (1) this Quarterly Report on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company at September 30, 2002 and December 31, 2001 and its results of operations for the three-month and nine-month periods ended September 30, 2002.






 Date:  November 14, 2002                  /s/ S. Douglas Post
                                           -------------------------
                                           S. Douglas Post
                                           Vice President, Treasurer and
                                           Chief Financial Officer






The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of a separate disclosure document.